UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007 (December 28, 2006)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective January 2, 2007, Chemtura Corporation entered into a Master Trust Agreement between Chemtura Corporation and The Northern Trust Company covering three tax-qualified employee benefit plans of the Company.

A copy of the Master Trust Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    *  *  *
(b) Mr. Jay D. Proops, a director of Chemtura Corporation, retired from the Company’s Board of Directors, effective December 31, 2006. At the request of the Company, Mr. Proops voluntarily extended his tenure as a director beyond the pre-agreed service period ending at the annual meeting of stockholders in April 2006.

Item 9.01 Financial Statements and Exhibits.

*  *  *
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Form of Master Trust Agreement by and between Chemtura Corporation and The Northern Trust Company, effective January 2, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

Date:	January 5, 2007

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Form of Master Trust Agreement by and between Chemtura Corporation and The Northern Trust Company, effective January 2, 2007